S:\WorkInProgress\2005 AGM\DEF14A.d4.doc

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to ss.240.14a-12

GEOGLOBAL RESOURCES INC.

(Name of Registrant as Specified in Its Charter)

NOT APPLICABLE

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Fee paid previously with preliminary materials.

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GEOGLOBAL RESOURCES INC.

SUITE 200, 630 – 4 AVENUE, SW

CALGARY, ALBERTA     T2P 0J9     CANADA

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

JUNE 14, 2005

Notice is hereby given that the Annual Meeting of Shareholders of GeoGlobal Resources Inc. will be held at the Calgary Petroleum Club, 319 - 5 Avenue SW, Calgary, Alberta T2P 0L5 at 3:00 p.m., local time, on Tuesday, the 14th of June, 2005 for the following purposes:

1.

to elect five (5) directors to hold office until our next Annual Meeting of Shareholders and until their respective successors are elected and qualified;

2.

to consider and vote on a proposal to approve the adoption of an amendments to the 1998 Stock Incentive Plan (a) to increase the shares of Common Stock reserved for issuance under the Plan from 3,900,000 shares to 8,000,000 shares; and (b) to amend the terms of the Automatic Option Grant Program of the Plan to increase the number of shares subject to the annual automatic option grant to non-employee Board members from 5,000 shares to 50,000 shares; and

3.

to transact such other business as may properly come before the meeting, or any adjournments thereof.

Information with respect to the above is set forth in the Proxy Statement which accompanies this Notice. Only holders of shares of our Common Stock of record at the close of business on May 5, 2005 (the "Record Date") are entitled to notice of and to vote at the Meeting.

We hope that all of our shareholders who can conveniently do so will attend the Meeting. Shareholders who do not expect to be able to attend the Meeting are requested to mark, date and sign the enclosed proxy and return same in the enclosed pre-addressed envelope which is intended for your convenience.

Patti Price, Secretary

Dated:  May 11, 2005

TABLE OF CONTENTS

Caption

Page

THE MEETING

4

PROPOSALS TO BE SUBMITED FOR A SHAREHOLDER VOTE

5

Proposal 1.  ELECTION OF DIRECTORS

5

Proposal 2.  APPROVE ADOPTION OF AMENDMENTS TO 1998 STOCK INCENTIVE PLAN

6

EXECUTIVE OFFICERS, COMPENSATION AND CORPORATE GOVERNANCE

9

RELATIONSHIP WITH PUBLIC ACCOUNTANTS

15

COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

16

SUBMISSION OF SHAREHOLDER PROPOSALS FOR 2006 ANNUAL MEETING

17

GENERAL

17

GEOGLOBAL RESOURCES INC.

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

THE MEETING

The enclosed proxy is solicited by the Board of Directors of GeoGlobal Resources Inc., a Delaware corporation, from the holders of shares of its Common Stock, $.001 par value ("Common Stock") to be voted at the Annual Meeting of Shareholders (the "Meeting") to be held at the Calgary Petroleum Club, 319 - 5 Avenue S.W., Calgary, Alberta T2P 0L5 at 3:00 p.m., local time, on the 14th day of June, 2005, and at any adjournments thereof.

The only business which the Board of Directors intends to present or knows that others will present at the Meeting is: (i) to elect five (5) directors of the Company to hold office until our next Annual Meeting of Shareholders and until their respective successors are elected and qualified; (ii) to consider and vote on a proposal to approve the adoption of amendments to our 1998 Stock Incentive Plan (a) to increase the shares of Common Stock reserved for issuance under the Plan from 3,900,000 shares to 8,000,000 shares, and (b) to amend the terms of the Automatic Option Grant Program of the Plan to increase the number of shares subject to the annual automatic option grant to non-employee Board members from 5,000 shares to 50,000 shares; and (iii) to transact such other business as may properly come before the meeting, or any adjournments thereof.

Our management does not know of any other business to be brought before the Meeting but it is intended that as to any other business, a vote may be cast pursuant to the proxy in accordance with the judgment of the person or persons acting thereunder.  If proxies in the enclosed form are properly executed and returned, the Common Stock represented thereby will be voted at the Meeting in accordance with the shareholder's direction.  Unless otherwise specified, proxies in the enclosed form will be voted for the election of the five (5) Directors named as nominees and in favor of the proposal to approve the adoption of the amendments to the 1998 Stock Incentive Plan.  Any shareholder giving a proxy has the power to revoke it at any time before the proxy is voted by revoking it in writing, by executing a later dated proxy or appearing at the Meeting and voting in person.  Any writing revoking a proxy should be addressed to Patti Price, Secretary of the Company, at the address set forth below.

The Directors to be elected at the Meeting will be elected by a plurality of the votes cast by the holders of Common Stock present in person or by proxy and entitled to vote. The proposal to approve the adoption of the amendments to the 1998 Stock Incentive Plan requires the affirmative vote of a majority of the shareholders present in person or represented by a proxy at the meeting and entitled to vote. With regard to the election of Directors, votes may be cast for or withheld from each nominee. Votes that are withheld will have no effect on the outcome of the election because Directors will be elected by a plurality of votes cast.

Abstentions may be specified on the proposal submitted to a shareholder vote other than the election of Directors. Abstentions will be counted as present for purposes of determining the existence of a quorum regarding the proposal on which the abstention is noted. However, abstentions on the proposal will have no effect on the outcome of the vote on such proposal where the outcome requires the affirmative vote of a majority of votes cast at the Meeting.

Under the rules of the New York Stock Exchange, brokers who hold shares in street name have the authority to vote on certain routine matters on which they have not received instructions from beneficial owners. Brokers holding shares of our Common Stock in street name who do not receive instructions are entitled to vote on the election of Directors.  Brokers who do not receive instructions are not entitled to vote on the proposal to approve the adoption of the amendment to the 1998 Stock Incentive Plan.  Under applicable Delaware law, "broker non-votes" on any proposal (where a broker submits a proxy but does not vote a customer's shares on such proposal) will be considered not entitled to vote on that proposal and thus will not be counted in determining the outcome of such vote.  Likewise, where authority to vote for the election of Directors is withheld by a stockholder, such shares will not be counted in determining the outcome of such vote.  Therefore, broker non-votes with respect to the election of Directors and shareholders who mark their proxies to withhold authority to vote their shares will have no effect on the outcome of such proposal, although broker non-votes and proxies submitted where the vote for the election of Directors is withheld are counted in determining the existence of a quorum.

Only holders of record of Common Stock as of the close of business on May 5, 2005 are entitled to vote at the Meeting or any adjournments thereof.  On such date, we had outstanding voting securities consisting of 55,252,555 shares of Common Stock, each of which share is entitled to one (1) vote on all proposals submitted to a vote of shareholders at the Meeting.

Our principal executive office address is Suite 200, 630 – 4 Avenue SW, Calgary, Alberta, T2P 0J9, Canada and our telephone number is (403) 777-9250 and our facsimile number is (403) 777-9199.  This Proxy Statement and the enclosed Form of Proxy will be mailed to our shareholders on or about May 13, 2005.

PROPOSALS TO BE SUBMITTED FOR A SHAREHOLDER VOTE

Proposal 1.   ELECTION OF DIRECTORS

At the Meeting, it is proposed to elect five (5) Directors to hold office until the next Annual Meeting of Shareholders and until their respective successors are elected and qualified. It is intended that, unless otherwise indicated, the shares of Common Stock represented by proxies solicited by the Board of Directors will be voted for the election as Directors of the five nominees hereinafter named. If, for any reason, any of said nominees shall become unavailable for election, which is not now anticipated, the proxies will be voted for the other nominees and may be voted for a substitute nominee designated by the Board of Directors. Each nominee has indicated that he is willing and able to serve as a Director if elected, and, accordingly, the Board of Directors does not have in mind any substitute.

The nominees as Director and their age are as follows:

Name	Age
Jean Paul Roy	48
Allan J. Kent	51
Brent J. Peters	33
Peter R. Smith	57
Michael J. Hudson	58

Mr. Roy was elected a Director, President and Chief Executive Officer on August 29, 2003.  Prior thereto, for more than five years, Mr. Roy had been consulting in the oil and gas industry through his private company, GeoGlobal Technologies Inc. which he owned 100%.  Mr. Roy has in excess of 20 years of geological and geophysical experience in basins worldwide as he has worked on projects throughout India, North and South America, Europe, the Middle East, the former Soviet Union and South East Asia.  His specialties include modern seismic data acquisition and processing techniques, and integrated geological and geophysical data interpretation.  Since 1981 he has held geophysical positions with Niko Resources Ltd., Gujarat State Petroleum Corporation, Reliance Industries, Cubacan Exploration Inc., PetroCanada, GEDCO, Eurocan USA and British Petroleum.  Mr. Roy graduated from St. Mary’s University of Halifax, Nova Scotia in 1982 with a B.Sc. in Geology and has been certified as a Professional Geophysicist.  Mr. Roy is a resident of Guatemala.

Mr. Kent was elected a Director, Executive Vice President and Chief Financial Officer of our company on August 29, 2003.  Mr. Kent has in excess of 20 years experience in the area of oil and gas exploration finance and has, since 1987, held a number of senior management positions and directorships with Cubacan Exploration Inc., Endeavour Resources Inc. and MacDonald Oil Exploration Ltd., all publicly listed companies.  Prior thereto, beginning in 1980, he was a consultant in various capacities to a number of companies in the oil and gas industry.  He received his Bachelor of Mathematics degree in 1977 from the University of Waterloo, Ontario.

Mr. Peters was elected a Director of our company on February 25, 2002.  Mr. Peters has been Vice President of Finance and Treasurer of Northfield Capital Corporation, a publicly traded investment company acquiring shares in public and private corporations since 1997.  Mr. Peters has a Bachelor of Business Administration degree, specializing in accounting.

Mr. Smith was elected a Director of our company on January 8, 2004.  Mr. Smith was elected Chairman of the Board of the Greater Toronto Transportation Authority (GO Transit) in March 2005, and a director of Tarion Warranty Corporation (a Canadian new home warranty company) in April 2004.  Since 1989, Mr. Smith has been President and co-owner of Andrin Limited, a large developer/builder of housing in Canada.  Mr. Smith has held the position of Chairman of the Board of Directors, Canada Mortgage and Housing Corporation (CMHC), from September 1995 to September 2003.  On February 14, 2001, the Governor General of Canada announced the appointment of Mr. Smith as a Member of the Order of Canada, effective November 15, 2000.  Mr. Smith holds a Masters Degree in Political Science (Public Policy) from the State University of New York, and an Honours B.A. History and Political Science, Dean’s Honour List, McMaster University, Ontario.

Mr. Hudson was elected a Director of our company on May 17, 2004.  Mr. Hudson is a retired partner with the accounting firm Grant Thornton LLP.  Mr. Hudson was with Grant Thornton for 20 years and with his experience in the oil and gas industry he was responsible for Assurance services and providing advice to private, not-for-profit and public company clients listed on Canadian and US exchanges.   Mr. Hudson spent two years in London, England assisting the Institute of Chartered Accountants in England and Wales with the start up of a consulting service to members on best practices for the management of their firms including ethics and governance issues.  Upon returning to Canada he went on secondment for 18 months with the Auditor General of Canada to learn and apply the disciplines of “value for money” auditing. He was co-director of the comprehensive (value for money) audit of Statistics Canada reporting in the 1983 Auditor General’s Report.

MANAGEMENT RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES LISTED ON PROPOSAL 1

Proposal 2.       APPROVE ADOPTION OF AMENDMENTS TO 1998 STOCK INCENTIVE PLAN

Under the terms of our 1998 Stock Incentive Plan (the "Plan"), 3,900,000 shares of Common Stock are reserved for issuance on exercise of options granted and to be granted under the Plan.  As of May 11, 2005, options to purchase 5,814,303 shares had been granted under the Plan at prices ranging from $1.01 to $1.50, including options granted in December 2003 and January 2005 to purchase a total of 2,133,000 shares conditioned upon shareholder approval of this proposed amendment to the Plan.

We are proposing two amendments to the Plan:

•

the first amendment, if adopted, will increase the shares reserved for the grant of options under the Plan from 3,900,000 shares to 8,000,000 shares.

•

the second amendment, if adopted, will amend the terms of the Automatic Grant Program component of the Plan to increase the number of shares subject to the annual automatic option grant to non-employee Board members from 5,000 shares to 50,000 shares.

We have used the grant of options under the Plan as an incentive to our officers, directors, employees and consultants. In order to be able to continue to use the grant of options under the Plan as a further incentive, our Board of Directors determined that it was in our best interests to amend the plan so as to increase the number of shares reserved for the grant of options. Subject to shareholder approval of the adoption of the amendment, our management intends to continue to use the grant of options as an incentive to its officers, directors, employees and consultants.

Our Plan also has provided for an automatic grant on the date of each Annual Shareholders’ Meeting to each non-employee Board member who will continue to serve on the Board of an option to purchase 5,000 shares of Common Stock.  We believe that this automatic grant provision provides a useful means by which to induce persons to join our Board of Directors and to compensate them for remaining on our Board of Directors.  We believe, given the capitalization of our company and the number of shares outstanding, that an increase in the number of shares subject to the annual Automatic Grant Program will provide a more meaningful incentive for this purpose.

The approval by shareholders of the amendments to the Plan will have the effect, among other things, of enabling options granted in December 2003 to each of Mr. Jean Paul Roy and Mr. Allan Kent to purchase 500,000 shares each exercisable at $1.18 per share, both of which options are fully vested, to become exercisable.

DESCRIPTION OF PLAN

The Plan, as currently in effect, is divided into five separate components:

the Discretionary Option Grant Program under which eligible individuals in the Company's employ or service (including officers and consultants) may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock at an exercise price equal to not less than the fair market value of the Common Stock on the date of grant, the Stock Issuance Program under which such individuals may, in the Plan Administrator's discretion, be issued shares of Common Stock directly, through the purchase of such shares at a price not less than their fair market value at the time of issuance or as a bonus tied to the performance of services, the Salary Investment Option Grant Program which may, in the Plan Administrator's sole discretion, be activated for one or more calendar years and, if so activated, will allow executive officers and other highly compensated employees the opportunity to apply a portion of their base salary to the acquisition of special below-market stock option grants, the Automatic Option Grant Program under which option grants will automatically be made at periodic intervals to eligible, non-employee members of the Board of Directors to purchase shares of Common Stock at an exercise price equal to their fair market value on the grant date and the Director Fee Option Grant Program which may, in the Plan Administrator's sole discretion, be activated for one or more calendar years and, if so activated, will allow non-employee Board members the opportunity to apply a portion of any annual retainer fee otherwise payable to them in cash each year to the acquisition of special below-market option grants.

The Discretionary Option Grant Program and the Stock Issuance Program are administered by the Board of Directors. The Board of Directors, as Plan Administrator, has the discretion to determine which eligible individuals are to receive option grants or stock issuances under those programs, the time or times when such option grants or stock issuances are to be made, the number of shares subject to each such grant or issuance, the status of any granted option as either an incentive stock option or a non-statutory stock option under U.S. federal tax laws, the vesting schedule to be in effect for the option grant or stock issuance and the maximum term for which any granted option is to remain outstanding. The Board of Directors also has the authority to select the executive officers and other highly compensated employees who may participate in the Salary Investment Option Grant Program in the event that program is activated for one or more calendar years, but the Board of Directors will not exercise any administrative discretion with respect to option grants made under the Salary Investment Option Grant Program or under the Automatic Option Grant Program or Director Fee Option Grant Program for the non-employee Board members.  All grants under those three latter programs will be made in strict compliance with the express provisions of each such program.

The exercise price for the shares of Common Stock subject to option grants made under the Plan may be paid in cash or in shares of Common Stock valued at fair market value on the exercise date. The option may also be exercised through a same-day sale program without any cash outlay by the optionee. In addition, the Plan Administrator may provide financial assistance to one or more optionees in the exercise of their outstanding options or the purchase of their unvested shares by allowing such individuals to deliver a full-recourse, interest-bearing promissory note in payment of the exercise price and any associated withholding taxes incurred in connection with such exercise or purchase.

Stock appreciation rights are authorized for issuance under the Discretionary Option Grant Program which provide the holders with the election to surrender their outstanding options for an appreciation distribution from the Company equal to the excess of (i) the fair market value of the vested shares of Common Stock subject to the surrendered option over (ii) the aggregate exercise price payable for such shares. Such appreciation distribution may be made in cash or in shares of Common Stock.

In the event that the Company is acquired by merger or sale of substantially all of its assets or securities possessing more than 50% of the total combined voting power of the Company's outstanding securities, each outstanding option under the Discretionary Option Grant Program which is not to be assumed by the successor corporation or otherwise continued in effect will automatically accelerate in full, and all unvested shares under the Discretionary Option Grant and Stock Issuance Programs will immediately vest, except to the extent the Company's repurchase rights with respect to those shares are assigned to the successor corporation or otherwise continued in effect. The Plan Administrator has complete discretion to grant one or more options under the Discretionary Option Grant Program which will become exercisable on an accelerated basis for all of the option shares upon (i) an acquisition or other change in control of the Company, whether or not those options are assumed or continued in effect, or (ii) the termination of the optionee's service within a designated period (not to exceed 18 months) following an acquisition or other change in control in which those options are assumed or continued in effect. The vesting of outstanding shares under the Stock Issuance Program may be accelerated upon similar terms and conditions. The Plan Administrator is also authorized under the Discretionary Option Grant and Stock Issuance Programs to grant options and to structure repurchase rights so that the shares subject to those options or repurchase rights will immediately vest in connection with a change in the majority of the Board of Directors of the Company by reason of one or more contested elections for Board membership, with such vesting to occur either at the time of such change in control or upon the subsequent termination of the individual's service within a designated period following such change in control.

In the event the Plan Administrator elects to activate the Salary Investment Option Grant Program for one or more calendar years, each executive officer and other highly compensated employees of the Company selected for participation may elect, prior to the start of the calendar year, to reduce his or her base salary for that calendar year by a specified dollar amount not less than $12,000 nor more than $60,000. If such election is approved by the Plan Administrator, the individual will automatically be granted, on the first trading day in January of the calendar year for which that salary reduction is to be in effect, a non-statutory option to purchase that number of shares of Common Stock determined by dividing the salary reduction amount by two-thirds of the fair market value per share of Common Stock on the grant date. The option will be exercisable at a price per share equal to one-third of the fair market value of the option shares on the grant date. As a result, the total spread on the option shares at the time of grant (the fair market value of the option shares on the grant date less the aggregate exercise price payable for those shares) will be equal to the amount of salary invested in that option. The option will become exercisable for the option shares in a series of 12 equal monthly installments over the calendar year for which the salary reduction is to be in effect and will be subject to full and immediate vesting upon certain changes in the ownership or control of the Company.

Under the Automatic Option Grant Program, each individual who first becomes a non-employee Board member at any time after January 1, 1999, whether by appointment by the Board of Directors or election of the stockholders, will automatically receive an option grant for 50,000 shares as of the date such individual joins the Board, provided such individual has not been in the prior employ of the Company. In addition, on the date of each Annual Stockholders Meeting of the Company held after the Plan Effective Date, each non-employee Board member who is to continue to serve as a non-employee Board member will automatically be granted an option to purchase 5,000 shares of Common Stock. Each automatic grant for the non-employee Board members will have a term of ten (10) years, subject to earlier termination following the optionee's cessation of Board service. Each automatic option will be immediately exercisable for all of the option shares; however, any unvested shares purchased under the option will be subject to repurchase by the Company, at the exercise price paid per share, should the optionee cease Board service prior to vesting in those shares. The shares subject to each initial 50,000 share automatic option grant will vest over a three-year period in successive equal annual installments upon the individual's completion of each year of Board service measured from the option grant date. Each 5,000 share automatic option grant will vest upon the individual's completion of one year of Board service measured from the option grant date. In the event Proposal 2 is approved by our shareholders at the Meeting, the number of shares subject to the annual automatic grant will be increased to 50,000 shares from 5,000 shares.  See Proposal 2.

However, the shares subject to each automatic grant will immediately vest in full upon certain changes in control or ownership of the Company or upon the optionee's death or disability while a Board member.

Should the Director Fee Option Grant Program be activated in the future, each non-employee Board member will have the opportunity to apply all or a portion of any annual retainer fee otherwise payable in cash to the acquisition of a below-market option grant. The option grant will automatically be made on the first trading day in January in the year for which the retainer fee would otherwise be payable in cash. The option will have an exercise price per share equal to one-third of the fair market value of the option shares on the grant date, and the number of shares subject to the option will be determined by dividing the amount of the retainer fee applied to the program by two-thirds of the fair market value per share of Common Stock on the grant date.  As a result, the total spread on the option (the fair market value of the option shares on the grant date less the aggregate exercise price payable for those shares) will be equal to the portion of the retainer fee invested in that option. The option will become exercisable for the option shares in a series of 12 equal monthly installments over the calendar year for which the election is to be in effect. However, the option will become immediately exercisable for all the option shares upon (i) certain changes in the ownership or control of the Company or (ii) the death or disability of the optionee while serving as a Board member.

The shares subject to each option under the Salary Investment Option Grant and Automatic Option Grant and Director Fee Option Grant Programs will immediately vest upon (i) an acquisition of the Company by merger or asset sale, (ii) the successful completion of a tender offer for more than 50% of the Company's outstanding voting stock or (iii) a change in the majority of the Board effected through one or more contested elections for Board membership. Limited stock appreciation rights will automatically be included as part of each grant made under the Automatic Option Grant, Salary Investment Option Grant and Director Fee Option Grant Programs and may be granted to one or more officers of the Company as part of their option grants under the Discretionary Option Grant Program. Options with such a limited stock appreciation right may be surrendered to the Company upon the successful completion of a hostile tender offer for more than 50% of the Company's outstanding voting stock. In return for the surrendered option, the optionee will be entitled to a cash distribution from the Company in an amount per surrendered option share equal to the excess of (i) the highest price per share of Common Stock paid in connection with the tender offer over (ii) the exercise price payable for such share.

The Board of Directors of the Company may amend or modify the Plan at any time, subject to any required stockholder approval. The Plan will terminate on the earliest of (i) 10 years after the Plan Effective Date, (ii) the date on which all shares available for issuance under the Plan have been issued as fully-vested shares or (iii) the termination of all outstanding options in connection with certain changes in control or ownership of the Company.

              MANAGEMENT RECOMMENDS A VOTE IN FAVOR OF PROPOSAL #2

Adoption of the Proposal requires the affirmative vote of a majority of the votes cast at the meeting.

EXECUTIVE OFFICERS, COMPENSATION AND CORPORATE GOVERNANCE

EXECUTIVE OFFICERS

Our current executive officers are the following:

Name	Age	Position
Jean Paul Roy	48	President and Chief Executive Officer
Allan J. Kent	51	Executive VP and Chief Financial Officer

Mr. Roy’s and Mr. Kent’s employment backgrounds are described above under Proposal 1.

EXECUTIVE COMPENSATION

The following table sets forth the annual and long-term compensation paid during the three fiscal years ended December 31, 2004 to our chief executive officer and each other executive officer who received compensation exceeding $100,000 for serving in such capacity.  As described in footnotes (2) and (4) below, compensation paid to such executive officers is paid to corporations of which such persons are the sole shareholders.

SUMMARY COMPENSATION TABLE
Annual Compensation
					Compensation
Name and Principal Position	Year	Annual Salary	Bonus	Other Comp.	Long-Term Awards/ Option (#)	All Other Comp.
Jean Paul Roy (1)	2003	(2)	Nil	Nil	550,000 (3)	Nil
	2004	(2)	Nil	Nil	Nil	Nil
Allan J. Kent (1)	2003	(4)	Nil	Nil	550,000 (5)	Nil
	2004	(4)	Nil	Nil	Nil	Nil

(1)

Mr. Roy was elected President, Chief Executive Officer and a Director and Mr. Kent was elected Executive Vice President, Chief Financial Officer and a Director on August 29, 2003.

(2)

See Certain Relationships and Related Transactions for information regarding a Technical Services Agreement entered into by us with Roy Group (Barbados) Inc. of which Mr. Roy is the sole stockholder, providing for payment of $250,000 per year.

(3)

Includes an option to purchase 500,000 shares exercisable at $1.18, subject to shareholder approval of an amendment to our 1998 Stock Incentive Plan to increase the number of shares of stock reserved under the Plan.

(4)

See Certain Relationships and Related Transactions for information regarding payments made to D.I. Investments Ltd. of which Mr. Kent is the sole stockholder, providing for payment of $120,000 per year for consulting services.

(5)

Includes an option to purchase 500,000 shares exercisable at $1.18, subject to shareholder approval of an amendment to our 1998 Stock Incentive Plan to increase the number of shares of stock reserved under the Plan.

OPTION GRANTS IN YEAR ENDED DECEMBER 31, 2004

We did not grant stock options to any of the named executive officers during the year ended December 31, 2004.

STOCK OPTIONS EXERCISED DURING THE YEAR ENDED DECEMBER 31, 2004 AND HOLDINGS AT DECEMBER 31, 2004

The following table provides information with respect to the named executive officers regarding options exercised during the year ended December 31, 2004 and options held at the end of the year ended December 31, 2004.

			Number of Unexercised Options at December 31, 2004		Value of Unexercised In-the-Money Options at December 31, 2004 (2)
Name	Shares Acquired on Exercise	Value Realized	Exercisable	Unexercisable	Exercisable	Unexercisable

Jean Paul Roy	Nil	Nil	50,000	500,000 (1)	Nil	Nil
Allan J. Kent	Nil	Nil	50,000	500,000 (1)	Nil	Nil

(1)

The options to purchase 50,000 shares are exercisable at $1.18 per share.  The options to purchase 500,000 shares are exercisable at $1.18 per share and are shown as Unexercisable because exercise of those options is subject to shareholder approval of an amendment to the 1998 Stock Incentive Plan to increase the number of shares reserved under the Plan.  See Proposal 2.

(2)

Based on the closing sales price on December 31, 2004 of $0.97.

DIRECTORS COMPENSATION

Our Directors do not receive any cash compensation for serving in that capacity; however, they are reimbursed for their out-of-pocket expenses in attending meetings.  Pursuant to the terms of our 1998 Stock Incentive Plan, each non-employee Director automatically receives an option grant for 50,000 shares on the date such person joins the Board.   In addition, on the date of each annual stockholder meeting, provided such person has served as a non-employee Director for at least six months, each non-employee Board member who is to continue to serve as a non-employee Board member will automatically be granted an option to purchase 5,000 shares. Each such option has a term of ten years, subject to earlier termination following such person's cessation of Board service, and is subject to certain vesting provisions.  For the purposes of the automatic grant provisions of the Plan, all of our Directors, other than Messrs. Roy and Kent are considered non-employee Board members.

Mr. Peters waived the automatic grant of an option to purchase 5,000 shares of Common Stock he was entitled to receive under the automatic grant provisions of the Plan upon the occurrence of the Annual Meeting of Stockholders held January 8, 2004.  In addition, Mr. Smith and Mr. Hudson waived the automatic grant of options to purchase 50,000 shares they were entitled to receive upon their elections as a Director.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On August 29, 2003, pursuant to an agreement dated April 4, 2003 and amended August 29, 2003, we completed a transaction with Mr. Roy and GeoGlobal Resources (India) Inc. ("GeoGlobal India"), a corporation then wholly-owned by Mr. Roy, whereby we acquired from Mr. Roy all of the outstanding capital stock of GeoGlobal India.  In exchange for the outstanding capital stock of GeoGlobal India, we issued 34.0 million shares of our Common Stock.  Of the 34.0 million shares, 14.5 million shares were issued and delivered to Mr. Roy at the closing of the transaction on August 29, 2003 and an aggregate of 19.5 million shares were held in escrow by an escrow agent.  The terms of the escrow provided for the release of the shares upon the occurrence of certain developments relating to the outcome of oil and natural gas exploration and development activities conducted on our KG Block.  On August 27, 2004, 14.5 million shares were released to Mr. Roy from escrow upon the actual commencement of a drilling program.  The 5.0 million shares remaining in escrow will be released only if a commercial discovery is declared.  In addition to our shares of Common Stock, we delivered to Mr. Roy a $2.0 million promissory note, of which $500,000 was paid on the closing of the transaction on August 29, 2003, $500,000 was paid on October 15, 2003, $500,000 was paid on January 15, 2004 and $500,000 was paid on June 30, 2004.  The note did not accrue interest.  The note was secured by the outstanding stock of GeoGlobal India which has subsequently been released.  As a consequence of the transaction, Mr. Roy held as of the closing of the transaction an aggregate of 34.0 million shares of our outstanding Common Stock, or approximately 69.3% of the shares outstanding, assuming all shares held in escrow are released to him.  The terms of the transaction provide that Mr. Roy is to have the right to vote all 34.0 million shares following the closing, including the shares during the period they are held in escrow.  Accordingly, on the basis of his voting control, Mr. Roy may be deemed to be a “parent” of our company.

On March 27, 2003, GeoGlobal India entered into a Participating Interest Agreement with Roy Group (Mauritius) Inc. a company organized under the laws of Mauritius and wholly owned by Mr. Roy, whereby, subject to Government of India consent, GeoGlobal India assigned to Roy Group (Mauritius) Inc., one-half of its original 10% interest under the Production Sharing Contract for KG Block and its rights under the Carried Interest Agreement with Gujarat State Petroleum Corporation Limited.  Under the terms of the agreement, until the Government of India consent is obtained, GeoGlobal India retains the exclusive right to deal with the other parties to the Production Sharing Contract and the Carried Interest Agreement and is entitled to make all decisions regarding the interest assigned to Roy Group (Mauritius) Inc. and Roy Group (Mauritius) Inc. agreed to be bound by and responsible for the actions taken by, obligations undertaken and costs incurred by GeoGlobal India in regard to the Roy Group (Mauritius) Inc. interest and to be liable to GeoGlobal India for its share of all costs, interests, liabilities and obligations arising out of or relating to the Roy Group (Mauritius) Inc. interest.  Roy Group (Mauritius) Inc. agreed to indemnify GeoGlobal India against any and all costs, expenses, losses, damages or liabilities incurred by reason of Roy Group (Mauritius) Inc.'s failure to pay the same. Subject to obtaining the government consent to the assignment, Roy Group (Mauritius) Inc. is entitled to all income, receipts, credits, reimbursements, monies receivable, rebates and other benefits in respect of its 5% interest which relate to the Production Sharing Contract.  GeoGlobal India has a right of set-off against sums owing to Roy Group (Mauritius) Inc. any sums owing to GeoGlobal India by Roy Group (Mauritius) Inc..  In the event that the Indian government consent is delayed or denied resulting in either Roy Group (Mauritius) Inc. or GeoGlobal India being denied an economic benefit it would have realized under the agreement, the parties agreed to amend the agreement or take other reasonable steps to assure that an equitable result is achieved consistent with the parties intentions contained in the agreement.  In the event the consent is denied, neither party is entitled to assert any claim against the other except as is specifically set forth in the agreement.  We have not yet obtained the consent of the Government of India.

Roy Group (Mauritius) Inc. further agreed in the Participating Interest Agreement that it would not dispose of any interest in the agreement, its 5% interest, or the shares of Roy Group (Mauritius) Inc. without first giving notice to GeoGlobal India of the transaction, its terms, including price, and the identity of the intended assignee and any other material information, and GeoGlobal India has the first right to purchase the interest proposed to be sold on the terms contained in the notice to GeoGlobal India.  GeoGlobal India is now our wholly-owned subsidiary corporation.

On August 29, 2003, we entered into a Technical Services Agreement with Roy Group (Barbados) Inc., a company organized under the laws of Barbados and wholly owned by Mr. Roy.  Under the agreement, Roy Group (Barbados) Inc. agreed to perform such geologic and geophysical duties as are assigned to it by us.  The term of the agreement extends through August 29, 2006 and continues for successive periods of one year thereafter unless otherwise agreed by the parties or either party has given notice that the agreement will terminate at the end of the term.  Roy Group (Barbados) Inc. receives a fee of $250,000 per year under the agreement and is reimbursed for authorized travel and other out-of-pocket expenses.  The agreement prohibits Roy Group (Barbados) Inc. from disclosing any of our confidential information and from competing directly or indirectly with us for a period of three years from August 29, 2003 with respect to any acquisition, exploration, or development of any crude oil, natural gas or related hydrocarbon interests within the area of the country of India.  The agreement may be terminated by either party on 30 days’ prior written notice, provided, however, the confidentiality and non-competition provisions will survive the termination.  Roy Group (Barbados) Inc. received $250,000 from us during 2004 under the terms of this agreement.

Roy Group (Barbados) Inc. was also reimbursed for medical insurance and expenses, travel, hotel, meals and entertainment expenses, computer costs, and amounts billed to third parties incurred by Mr. Roy during 2004 totalling $135,219.  At December 31, 2004, the Company owed Roy Group (Barbados) Inc. $16,103 for services provided and expenses incurred pursuant to the Technical Services Agreement which amount bears no interest and has no set terms of repayment.

During the year ended December 31, 2004, D.I. Investments Ltd. a company controlled by Mr. Kent, was paid $120,000 by us for consulting services.  The services of Mr. Kent are provided to us pursuant to this oral arrangement.  D.I. Investments Ltd. was also reimbursed $65,073 for office costs, including rent, parking, office supplies and telephone as well as travel, hotel, meals and entertainment expenses of $3,344 incurred throughout 2004.  At December 31, 2004, the Company owed D.I. Investments Ltd. $nil as a result of services provided and expensed incurred on behalf of the Company.

During the year ended December 31, 2004, Amicus Services Inc. a company controlled by Mr. Vincent Roy, a brother of Mr. Jean Roy, received from us $33,921 as consulting fees for services rendered.  Amicus Services Inc. was also reimbursed $4,527 for office costs, including parking, office supplies and telephone as well as travel and hotel incurred during the year.

CORPORATE GOVERNANCE, COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

Board of Directors

Our Board of Directors held four meetings during the year ended December 31, 2004.   Each of our Directors participated in all of the meetings of the Board and of each meeting of a committee of the Board of which he is a member.

Audit Committee

Our Board of Directors has appointed an Audit Committee consisting of Messrs. Hudson, who is the Chairman, Mr. Peters and Mr. Roy.  Our Board of Directors has determined that Messrs. Hudson and Peters are “independent directors” under the listing standards of the American Stock Exchange.  In compliance with the listing standards of the American Stock Exchange, Mr. Roy intends to resign as a member of the Audit Committee prior to July 31, 2005.  Under our Audit Committee Charter, adopted on March 26, 2004, our Audit Committee’s responsibilities include, among other responsibilities, the appointment, compensation and oversight of the work performed by our independent auditor, the adoption and assurance of compliance with a pre-approval policy with respect to services provided by the independent auditor, at least annually, obtain and review a report by our independent auditor as to relationships between the independent auditor and our company so as to assure the independence of the independent auditor, review the annual audited and quarterly financial statements with our management and the independent auditor, and discuss with the independent auditor their required disclosure relating to the conduct of the audit.

Our Audit Committee had three meetings during the year ended December 31, 2004.

On March 16, 2005, our Audit Committee discussed our audited financial statements with management and also discussed with Ernst & Young, LLP, our independent registered accountants, the matters required to be discussed by Statement of Auditing Standards No. 61 and received the written disclosures and the letter from Ernst & Young, LLP as required by Independence Standards Board Standard No. 1.  It also discussed with Ernst & Young, LLP its independence as auditor.  Based on that review and those discussions, our Audit Committee on March 16, 2005 recommended that our audited financial statements be included in our Annual Report on Form 10-KSB for the year ended December 31, 2004 for filing with the Securities and Exchange Commission.

Our Audit Committee Charter, as adopted on March 26, 2004, is attached as Annex A to this Proxy Statement.  The Charter describes the nature and scope of the duties and responsibilities of the Audit Committee.

Compensation Committee

Our Compensation Committee consists of Mr. Hudson whom is the Chairman and Mr. Peters.  Our Compensation Committee, among other things, exercises general responsibility regarding overall employee and executive compensation.  Subject to the terms of any agreements, our Compensation Committee sets the annual salary, bonus and other benefits of the President and the Chief Executive Officer and approves compensation for all our other executive officers, consultants and employees after considering the recommendations of our President and Chief Executive Officer.  Our compensation committee did not hold any meetings during the year ended December 31, 2004.

Nominating Committee

On April 19, 2005, our Board of Directors appointed Messrs. Smith, Hudson and Peters to a Nominating Committee.  Our Board of Directors has determined that each of Messrs. Smith, Hudson and Peters are “independent directors” under the listing standards of the American Stock Exchange.  Our nominating committee is responsible for identifying individuals qualified to become board members, consistent with criteria approved by the Board of Directors, and selecting, or recommending that the Board of Directors select the director nominees for election at each annual meeting of stockholders.  The committee will consider a range of criteria when evaluating a candidate for directorship.  At a minimum, candidates for director must have high personal and professional integrity with demonstrated ability and judgment.  The committee also may consider whether the candidate has direct experience in any oil and natural gas exploration and production or related industries or businesses with similar fundamentals and whether a candidate will assist us in achieving a mix of directors that represent a diversity of backgrounds and experience.  In addition, the committee, when considering a candidate, will ensure that a majority of the members of the Board of Directors will be “independent” in accordance with the applicable listing standards of the American Stock Exchange.  As of May 11, 2005, our Board of Directors has not adopted a charter for the nominating committee and had no meetings during the year ended December 31, 2004.  Our Board has not adopted any policies regarding whether it will consider candidates for nominees recommended by shareholders.  Based upon our stage of development, our Board believes it is not appropriate to adopt such a policy.

Code of Ethics

We have adopted a Code of Ethics that applies to our principal executive officer and principal financial and accounting officer.  A copy of our Code of Ethics was filed as an exhibit to our Annual Report on Form 10-KSB for the year ended December 31, 2003.

Communicating With the Board of Directors

Stockholders or other interested parties may communicate with our entire Board of Directors, specified individual Directors, or certain Directors as a group by writing to our corporate secretary at 630 – 4th Ave., SW, Suite 200, Calgary, Alberta T2P 0J9.  All such correspondence will be forwarded to the specified Director or group of Directors.

We urge but do not require Board members to attend annual meetings of stockholders.  All of our Directors attended our annual meeting of stockholders held on January 8, 2004 in Calgary, Alberta, Canada, with the exception of Peter Smith and John Campbell

DIRECTOR AND OFFICER SECURITIES REPORTS

United States Federal securities laws require our Directors and executive officers, and persons who own more than ten percent (10%) of a registered class of our equity securities to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of any of our equity securities.  Copies of such reports are required to be furnished to us.  To our knowledge, based solely on a review of the copies of such reports and other information furnished to us, all persons subject to these reporting requirements filed the required reports on a timely basis with respect to the year ended December 31, 2004.

RELATIONSHIP WITH PUBLIC ACCOUNTANTS

Our Audit Committee has selected Ernst & Young, LLP as the company’s independent registered public accounting firm for the fiscal year ended December 31, 2005.  The same firm was our independent registered public accounting firm for the fiscal year ended December 31, 2004.  We expect a representative of Ernst & Young, LLP to be present at the Meeting and to be available to respond to appropriate questions or make a statement if they desire to do so.

On February 24, 2004, Grant Thornton LLP ("GT") resigned as our principal accountants and for our wholly owned subsidiary, GeoGlobal Resources Inc. ("GeoGlobal").  GT was retained on October 6, 2003 to audit our consolidated financial statements as of and for the year ended December 31, 2003 and the financial statements of GeoGlobal as of December 31, 2002 and for the period from August 21, 2002 (inception) to December 31, 2002.  During the period of its engagement, GT did not render any opinion on our consolidated financial statements.  It rendered an opinion dated October 31, 2003 on the financial statements of GeoGlobal as of December 31, 2002 and for the period from August 21, 2002 (inception) to December 31, 2002.  The opinion rendered by GT did not contain an adverse opinion or disclaimer of opinion, and was not modified as to uncertainty, audit scope, or accounting principles.

In connection with its engagement to audit our consolidated financial statements for  the fiscal year ended December 31, 2003 including the subsequent fiscal year and interim periods through February 26, 2004, the date of GT's resignation, we had no disagreements with GT with respect to accounting principles or practices, financial statement disclosure, or auditing scope or procedure of the type discussed in Item 304(a)(iv) of Regulation S-B which, if not resolved to its satisfaction, would have caused GT to make reference in connection with its opinion to the subject matter of the disagreement in connection with its report. In addition, during that time we did not receive from GT any advice of the type described in Item 304(a)(1)(iv)(B) of Regulation S-B.

We retained Ernst & Young LLP ("E&Y") on February 26, 2004 as our principal accountants to audit our consolidated financial statements as of December 31, 2002 and for the period from August 21, 2002 (inception) to December 31, 2002 and as of and for the year ended December 31.2003.

During the fiscal years ended December 31, 2002 and December 31, 2003, including the subsequent fiscal year and interim periods through February 26, 2004, the date of GT's resignation, and prior to the appointment of Ernst & Young, LLP, neither we nor GeoGlobal (nor anyone on either of their behalf) consulted with Ernst & Young, LLP regarding any of the accounting or auditing issues stated in Item 304(a)(2) of Regulation S-B.

The decision to change accountants was approved by our Board of Directors.

Audit and Related Fees

The following sets forth fees we incurred for services provided by Ernst & Young, LLP for accounting services rendered during the years ended December 31, 2004 and December 31, 2003.

	Audit Fees	Audit Related Fees	Tax Fees	All Other Fees
2004	$23,881	$10,889	--	$4,094
2003	$6,767	--	--	$778

Our Board of Directors believes that the provision of the services during the years ended December 31, 2004 and December 31, 2003 is compatible with maintaining the independence of Ernst & Young, LLP.  Our Audit Committee approves before the engagement the rendering of all audit and non-audit services provided to our company by our independent auditor.  Engagements to render services are not entered into pursuant to any pre-approval policies and procedures adopted by the Audit Committee.  The services provided by Ernst & Young, LLP included under the caption Audit Fees include services rendered for the audit of our annual financial statements and the review of our quarterly financial reports filed with the Securities and Exchange Commission.  Audit Related Fees include services rendered in connection with a follow-up the review of other filings with the Securities and Exchange Commission.  Tax Fees include services rendered relating primarily to tax compliance, consulting, customs and duties.  All Other Fees include administration fees to cover various expenses

COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of the Record Date, we had issued and outstanding 55,252,555 shares of Common Stock.  The following table sets forth, as of the Record Date, certain information regarding beneficial ownership of our Common Stock by (i) those persons beneficially holding more than five percent of our Common Stock, (ii) each of our Directors and our chief executive officer and (iii) all of our Directors and executive officers as a group.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned (1)	Percentage of Outstanding Common Stock
Jean Paul Roy (2) c/o GeoGlobal Resources Inc. Suite 200, 630 – 4 Avenue SW Calgary, Alberta T2P 0J9	34,150,000 (3) (9)	62%
Allan J. Kent c/o GeoGlobal Resources Inc. Suite 200, 630 – 4 Avenue SW Calgary, Alberta T2P 0J9	150,000 (4) (9)	Less than 0.5%
Brent J. Peters c/o Northfield Capital Corporation 347 Bay Street – Suite 301 Toronto, Ontario M5H 2R7	166,667 (5)	Less than 0.5%
Peter R. Smith c/o Andrin Limited 197 County Court Boulevard, Suite 202 Brampton, Ontario L6W 4P6	50,000 (6)	Less than 0.5%
Michael J. Hudson PO Box 388 65 Kincardine Street West Alexandria, ON K0C 1A0	50,000 (7)	Less than 0.5%
All officers and directors as a group (5 persons)	34,566,667 (8)	63% (8)

(1)

For purposes of the above table, a person is considered to "beneficially own" any shares with respect to which he or she exercises sole or shared voting or investment power or of which he or she has the right to acquire the beneficial ownership within 60 days following May 11, 2005.

(2)

Of the shares held beneficially by Mr. Roy, an aggregate of 5,000,000 shares are held in escrow pursuant to the terms of the agreement whereby we purchased the outstanding capital stock of GeoGlobal Resources (India) Inc. from Mr. Roy.

(3)

Includes 34,000,000 shares of Common Stock and 150,000 options to purchase Common Stock exercisable within 60 days of May 11, 2005

(4)

Includes 150,000 options to purchase Common Stock exercisable within 60 days of May 11, 2005.

(5)

Includes 86,667 shares of Common Stock and options to purchase 80,000 shares of Common Stock exercisable within 60 days of May 11, 2005.

(6)

Includes options to purchase 50,000 shares of Common Stock exercisable within 60 days of May 11, 2005.

(7)

Includes options to purchase 50,000 shares of Common Stock exercisable within 60 days of May 11, 2005.

(8)

Includes options exercisable within 60 days of May 11, 2005.

(9)

Not included in this number is options to purchase 500,000 shares of Common Stock within 60 days of May 11, 2005 for each of Mr. Roy and Mr. Kent.  The exercise of these options is subject to stockholder approval of Proposal 2 in this proxy statement to amend our 1998 Stock Incentive Plan to increase the number of shares reserved thereunder.

SUBMISSION OF SHAREHOLDER PROPOSALS FOR 2006 ANNUAL MEETING

Any proposals which shareholders intend to present for a vote of shareholders at our 2006 Annual Meeting and which such shareholders desire to have included in our proxy statement and form of proxy relating to that meeting must be sent to our executive office and received by us not later than January 16, 2006 or a reasonable time before we begin to print and mail our proxy materials for our 2006 Annual Meeting of Stockholders.

GENERAL

The cost of soliciting proxies will be borne by us. In addition to solicitation by use of the mails, certain officers and regular employees may solicit proxies personally and by telephone and we will request banks, brokerage houses and nominees and fiduciaries to forward soliciting material to their principals and will reimburse them for their reasonable out-of-pocket expenses.

Our Annual Report on Form 10-KSB for the year ended December 31, 2004, including financial statements, is being mailed to shareholders herewith. However, that report is not part of the proxy soliciting information.

By Order of the Board of Directors

Allan J. Kent, Executive VP and CFO

Dated:  May 11, 2005

Exhibit “A”

GeoGlobal Resources Inc. (the "Company")

Audit Committee Charter ("Charter")

(as adopted March 26, 2004)

This charter governs the operations of the audit committee ("Committee").

A.

Purpose of Audit Committee

The purpose of the Audit Committee, which is part of the Board, shall be:

1.

To assist the Board's oversight of:

a)

The integrity of the Company's financial statements;

b)

The Company's independent auditors' qualifications and independence;

c)

The performance of the Company's independent auditors and the Company's internal audit function; and

d)

The Company's compliance with legal and regulatory requirements.

2.

In accordance with applicable law, regulation and listing standards, prepare a report for inclusion in the Company's annual proxy statement.

B.

Composition of Audit Committee

The Audit Committee shall consist of at least two members and by July 31, 2005, shall be comprised solely of independent Directors who also meet the requirements of Rule 10A3 under the Securities and Exchange Act of 1934. Each member of the Audit Committee shall be appointed by the Board or upon the recommendation of the Nominating Committee, if such a committee has been appointed, and shall satisfy the independence and expertise requirements of the Sarbanes-Oxley Act of 2002 (the "Act"), and including the rules and regulations promulgated by the Securities and Exchange Commission thereunder, and requirements of any National Securities Exchange or Automated Quotation System on which the Company's securities may be traded or quoted as appropriate.

Vacancies on the Audit Committee shall be filled by majority vote of the Board at the next meeting of the Board following the occurrence of the vacancy. The members of the Audit Committee may be removed by a majority vote of the Board.

C.

Authority and Responsibilities of Audit Committee

The following are the responsibilities of the Audit Committee:

1.

Independent Auditor

a)

Appoint, compensate and oversee the work performed by the independent auditor for the purpose of preparing or issuing an audit report.

b)

Adopt and ensure compliance with a pre-approval policy with respect to services provided by the independent auditor.

c)

The independent auditor shall report directly to the Audit Committee and the Audit Committee shall oversee the resolution of disagreements between management and the independent auditors in the event that they arise.

d)

Review and, in its sole discretion, approve in advance the services and terms of all audits and, as provided in the Act, all permitted non-audit services and relationships between the Company and the independent auditor. Approval of audit and permitted non-audit services may also be made by one or more members of the Audit Committee as shall be designated by the Audit Committee and the person(s) granting such approval shall report such approval to the Audit Committee not later than at the next scheduled meeting.

e)

At least annually, obtain and review a report by the independent auditor describing all relationships between the independent auditor and the Company consistent with Independence Standards Board Standard No. 1, any required peer review, any inquiry or investigation of the firm by governmental or professional authorities, and the internal quality-control report of the independent auditor.

f)

Discuss the foregoing report by the independent auditor to the extent it discloses any material issues, relationships or services that may impact the performance, objectivity or independence of the outside auditor, including the matters required to be discussed by Statement on Auditing Standards No. 61, and take, or recommend that the full board take, appropriate actions to oversee the independence of the outside auditor.

g)

Evaluate with the assistance of the Company's management, the qualifications, performance and independence of the independent auditor, including the lead partner of the independent auditor and, if so determined by the Audit Committee, terminate the Company's engagement of the independent auditor.

The Audit Committee should present its conclusions with respect to the above matters, as well as its review of the lead partner of the independent auditor to the Board.

2.

Financial Reporting and Accounting Policies

a)

Review the annual audited and quarterly financial statements with the Company's management, its Disclosure Committee, if any, and the independent auditor, including the Company's disclosures under "Management's Discussion and Analysis or Plan of Operations."  Review other relevant reports or financial information submitted by the Company to any governmental body, or the public, including management certification as required by the Act.

b)

Review any significant reporting issues and judgments made in connection with the Company's financial statements.

c)

Review major issues regarding the Company's significant accounting principles, financial statement presentations and any changes thereto and the adequacy of the Company's internal controls and any special audit steps adopted in light of material control deficiencies. Consider the impact of acceptable alternative accounting principles that are communicated by the independent auditor, internal auditors or the Company's management.

d)

Review the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company.

e)

Make a recommendation to the Board as to the inclusion of the Company's audited financial statements in the Company's Annual Report on Form 10-KSB.

3.

Audit Process of the Independent Auditor

a)

Meet with the independent auditor prior to their commencing the audit to review the scope (i.e. nature of work performed by entity), planning and staffing of the audit.

b)

Discuss with the independent auditor their required disclosure outlined by Generally Accepted Auditing Standards relating to the conduct of the audit, including consideration of the quality of the Company's accounting principles as applied in its financial reporting.

c)

Review with the independent auditor any problems or difficulties and management's response; review the independent auditor's attestation and report on management's internal control report, from the time that such reports are prepared; and hold timely discussions with the independent auditors regarding the following:

I.

All critical accounting policies and practices;

II.

All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and

III.

Other material written communications between the independent auditor and management including, but not limited to, the management letter and schedule of unadjusted differences.

4.

Evaluation

a)

On an annual basis, the Audit Committee shall evaluate its performance relative to the Audit Committee's purpose, duties and responsibilities, as described by this Charter.  A discussion of these findings shall take place at least annually at the first meeting of the Audit Committee.

b)

The Audit Committee shall review and assess the adequacy of this Charter at least annually and recommend any proposed changes to the Board for approval.

5.

 Other Matters

a)

Establish clear hiring policies, compliant with governing laws or regulations for employees or former employees of the independent auditor.

b)

Discuss the Company's earnings press releases if applicable, including review of "pro-forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance provided by the Company to analysts and rating agencies. This review may be done generally through a discussion of the types of information to be disclosed and type of presentations to be made, and the Audit Committee need not discuss in advance each earnings release or each instance in which the Company may provide earnings guidance.

c)

Discuss the Company's policies with respect to risk assessment and risk management, including the Company's major financial accounting and risk exposures and the steps management has undertaken to control them.

d)

Submit, when required, the Audit Committee report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

e)

Establish and maintain procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters.

f)

Establish and maintain procedures for the confidential, anonymous submission by Employees of the Company of concerns regarding questionable accounting or auditing matters.

D.

Meetings of the Audit Committee

The Audit Committee shall meet at least four times per year, or more frequently as circumstances require.

The Audit Committee shall report regularly to the Board and shall keep written minutes of its meetings, which minutes shall be maintained with the books and records of the Board.

The members of the Audit Committee shall select a Chair who will preside at each meeting of the Audit Committee and, in consultation with the other members of the Audit Committee, shall set the frequency and length of each meeting and the agenda of items to be addressed at each upcoming meeting. A majority of the members of the Audit Committee present in person or by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other shall constitute a quorum.

Periodically, the Audit Committee shall meet with the Company's management, members of the Company's internal Corporate Audit Staff, if any, and with the independent auditor in separate sessions.

E.

Resources of the Audit Committee

The Audit Committee shall have the authority, following notice to the Chairman of the Board or President to retain and compensate legal, accounting or other advisors to advise the Audit Committee and assist it in fulfilling its duties and responsibilities. The Audit Committee may request any Officer or Employee of the Company, or the Company's outside counsel or independent auditor, to attend a meeting of the Audit Committee or to meet with any members of, or advisors to, the Audit Committee.

F.

Other

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits, or to determine that the Company's financial statements are complete, accurate and in accordance with generally accepted accounting principles. This is the responsibility of the Company's management and the independent auditor.

G.

Public Disclosure

This Charter will be included in the Company's proxy statement as an appendix and will be sent to shareholders once each three years.

APPENDIX: FORM OF PROXY

GEOGLOBAL RESOURCES INC.

SUITE 200, 630 – 4 AVENUE, SW

CALGARY, ALBERTA    T2P 0J9   CANADA

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Jean Paul Roy, President and Chief Executive Officer and Allan J. Kent, Executive Vice President and Chief Financial Officer or either of them, with power of substitution, to represent and to vote on behalf of the undersigned all of the shares of common stock, par value $.001 per share ("Common Stock"), of the Company which the undersigned is entitled to vote at the annual meeting of stockholders to be held at the Calgary Petroleum Club, 319 - 5 Avenue SW, Calgary, Alberta T2P 0L5 at 3:00 p.m., local time, on June 14, 2005, and at any adjournments or postponements thereof, hereby revoking all proxies heretofore given with respect to such stock, upon the following proposals more fully described in the notice of the meeting (receipt whereof is hereby acknowledged).

1.   Election of Directors

|_|

For all nominees listed below (except as marked to contrary below)

|_|

Withhold Authority to vote for all nominees listed below

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.

Jean Paul Roy

Michael J. Hudson

Allan J. Kent

Brent J. Peters

Peter R. Smith

2.  Amendments to 1998 Stock Incentive Plan

Approval of the proposed amendments to the Company's 1998 Stock Incentive Plan

In Favor of |_|

Against [_]

Abstain  |_|

3.  In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS.

PLEASE SIGN EXACTLY AS NAME APPEARS BELOW. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, AS EXECUTOR, ADMINISTRATOR, TRUSTEE, OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

Dated: ___________________, 2005

________________________________________

Signature

Title (if required)

______________________________________

Signature (if held jointly)